Provision and contingencies	12 Months Ended
Dec. 31, 2025
Provision and contingencies [Abstract]
Provision and contingencies
29.	Provision and contingencies

During the year ended December 31, 2025, certain claims and proceedings were initiated against the Group in relation to activities pertaining to the Group’s ordinary business and corporate actions occurred in the past. The directors of the Company considered the merits of such claims and proceedings, as well as the Group’s basis of defense and legal advice to determine the potential outcome of each contingent matter. Based on management’s assessment of information available, provision for losses of RMB70.9 million was recorded as at December 31, 2025 in connection with such contingencies (2024: RMB5.4 million).